UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report April 16, 2007

WSB Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Washington (State of incorporation or organization)	001-33188 (Commission File Number)	20-3153598 (I.R.S. Employer Identification No.)

607 Pacific Avenue Bremerton, Washington (Address of principal executive offices)	98337 (Zip Code)
Registrant’s telephone number, including area code: (360) 405-1200

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (b) On April 16, 2007, WSB Financial Group, Inc. announced that it will begin searching for a new chief lending officer. In a mutually agreed upon arrangement, Brent A. Stenman, senior vice president and chief lending officer of the company and its subsidiary, Westsound Bank, will no longer fill the roll of chief lending officer, citing personal reasons. Mr. Stenman will remain with the company, assuming the overall management and lending responsibilities for the Poulsbo/North Kitsap market. The related press release is included in this current report as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
     99.1 Press Release dated April 17, 2007
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

WSB FINANCIAL GROUP, INC.
(Registrant)
April 17, 2007	/s/ David K. Johnson
(Date)	David K. Johnson
Chief Financial Officer

Exhibit Index

99.1	Press Release dated April 17, 2007.